UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 6, 2008 (August 6, 2008)

SkyTerra Communications, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-13865	23-2368845
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

10802 Parkridge Boulevard

Reston, VA 20191

(Address of principal executive offices, including zip code)

703-390-1899

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01 Other Events.

On August 6, 2008, SkyTerra Communications, Inc. (the "Company") completed its previously announced offer ("Offer") to issue options (the "SkyTerra Options") to purchase shares of common stock of the Company (the "Common Stock"), in replacement of and upon termination of options to purchase limited partnership units of Mobile Satellite Ventures L.P. ("MSV"). The Common Stock will be issuable to participants in the Offer pursuant to option agreements between the Company and such participants. The form of the option agreement was previously filed as exhibit 4.1 to the Company's Registration Statement (the "Registration Statement") on Form S-4 (File No. 333-144093), filed with the Commission on March 11, 2008.

For more information regarding the terms and conditions of the options received in the Offer, see the sections titled "Description of SkyTerra Options," "This Offering—Lockup" and "Questions and Answers about This Offering" of the amended prospectus, dated May 15, 2008 (the "Prospectus"), which forms a part of and is included in the Registration Statement.

As of 5:00 p.m. New York City Time on August 6, 2008, the expiration time of the Offer, options to purchase 4,571,250 limited partnership units of MSV, or 97.87% of the outstanding options to purchase limited partnership units of MSV, had been tendered in the Offer. Certain of our executive officers, including our principal executive officer, principal financial officer and the other named executive officer listed in the table below, participated in the Offer and received the options at the exercise prices indicated. In addition, the sections titled "Interests of Certain Persons in this Offering" and "Annexes—Annex B—Interests of the Directors, Executive Officers and Affiliates of MSV in this Transaction" of the Prospectus set forth information, among other things, concerning beneficial shareholdings in the Company of our directors and executive officers, including our principal executive officer, principal financial officer and the other named executive officer listed in the table below, as well as the number of SkyTerra options such individuals could have received in the Offer.

Name and Title	Number of Options at $2.29 per Share	Number of Options at $7.425 per Share
Alexander H. Good, Chief Executive Officer and President, Chairman	1,692,000	0
Scott Macleod, Executive Vice President and Chief Financial Officer	0	634,500
Randy S. Segal, Senior Vice President, General Counsel and Secretary	423,000	0

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description

10.1	Form of SkyTerra Option Agreement (incorporated by reference to Exhibit 4.1 on the Company’s Registration Statement on Form S-4, filed with the Commission on March 11, 2008)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: August 6, 2008

SKYTERRA COMMUNICATIONS, INC.

By:	/s/ RANDY SEGAL
Name:	Randy Segal
Title:	Senior Vice President, General Counsel and Secretary